UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 31, 2005

                          Citibank Omni-S Master Trust
            _________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


      New York                    000-24776                 Not Applicable
   __________________________________________________________________________
    (State or Other         (Commission File Number)        (I.R.S. Employer
    Jurisdiction of                                        Identification No.)
    Incorporation)

c/o Citi Omni-S Finance LLC
701 East 60th Street, North
P.O. Box 6034, MC 1251, Room A
Sioux Falls, South Dakota                                  57117
__________________________________________________________________
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2671

                                 NOT APPLICABLE
         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     Pursuant to the terms of Reassignment No. 12 of Receivables, dated as of August 31, 2005 ("Reassignment No. 12"), by and between Citi Omni-S Finance LLC (the "Seller") and The Bank of New York (as successor trustee to Bank One, National Association (formerly The First National Bank of Chicago)) (the "Trustee") and Section 2.09 of the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling Agreement"), among Citibank (South Dakota), National Association (as successor to Sears, Roebuck and Co.), as Servicer, the Seller (as successor to SRFG, Inc.) and the Trustee, the Seller has caused approximately $2,200,187,399 of receivables to be removed from the Citibank Omni-S Master Trust. The removed receivables consist of approximately $2,163,796,629 of principal receivables and approximately $36,390,770 of finance charge receivables. The Seller Interest (as defined in the Pooling Agreement) will be reduced by the amount of the removed principal receivables. Reassignment No. 12 is attached hereto as Exhibit 4.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits:

Exhibit No.     Description
-----------     -----------
    4.1         Reassignment No. 12 of Receivables, dated as of August 31, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CITIBANK OMNI-S MASTER TRUST
                                                 (Registrant)

                                         By: Citi Omni-S Finance LLC
                                               as Seller


                                         By:  /s/ Douglas C. Morrison
                                            -------------------------
                                                  Douglas C. Morrison
                                                  President


Dated:  September 7, 2005



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